Capital Markets Day August 3, 2022

Welcome Jack Nielsen Vice President, Investor Relations & Corporate Communications

Q4 FY22 Financial Results

Capital Markets Day – August 3, 2022 Company Overview Scott R. Ward Chairman, President & Chief Executive Officer

Forward Looking Statements Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Report Act of 1995, which are provided under the protection of the safe harbor for forward-looking statements provided by that Act. For example, statements in this presentation regarding CSI’s strategy, goals, growth, future financial measurements, product development and introductions, geographic expansion, reimbursement expectations, acquisition of products in development, distributed products, clinical trials, future investments and financing needs, and market opportunities, are forward-looking statements. These statements involve risks and uncertainties that could cause results differ materially from those projected, including, but not limited to, those described in CSI’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly and annual reports. CSI encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this presentation. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, CSI’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation are made only as of the date of this presentation, and CSI undertakes no obligation to update them to reflect subsequent events or circumstances.

Financial Disclaimers Financial Information This presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by CSI’s independent registered accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences, which may be material. Market Estimates Unless noted otherwise, any references to market sizes, market share positions, and market growth rates are CSI internal estimates. Non-GAAP Financial Measures This presentation also refers to certain non-GAAP financial measures, such as Adjusted EBITDA. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for CSI's financial results prepared in accordance with GAAP.

Regulatory Disclaimers Product Availability Diamondback 360® Coronary Orbital Atherectomy System FDA-approved. Available for sale in the U.S. Diamondback 360® Peripheral Orbital Atherectomy System FDA-cleared. Available for sale in the U.S. Diamondback 360® Peripheral Orbital Atherectomy System – Exchangeable Series FDA-cleared. Available for sale in the U.S. Stealth 360® Peripheral Orbital Atherectomy System FDA-cleared. Available for sale in the U.S. Peripheral Orbital Atherectomy System 2.00 Max Crown (available with Diamondback 360®, Exchangeable Series, and Stealth 360® Peripheral Orbital Atherectomy Systems) FDA-cleared. Available under a Limited Market Release in the U.S. ViperCath™ XC Peripheral Exchange Catheter FDA-cleared. Available for sale in the U.S. Zilient® Peripheral Guidewire FDA-cleared. Available for sale in the U.S. Jade® PTA Balloon Dilatation Catheter FDA-cleared. Available for sale in the U.S. Sapphire® II PRO Balloon Dilatation Catheter FDA-cleared. Available for sale in the U.S. Sapphire® NC 24 Coronary Dilatation Catheter FDA-cleared. Available for sale in the U.S. Sapphire® NC Plus Coronary Dilatation Catheter FDA-cleared. Available for sale in the U.S. Scoreflex® NC Scoring PTCA Catheter FDA-approved. Available for sale in the U.S. Shepherd™ Peripheral Guidewire FDA-cleared. Available for sale in the U.S. Product Availability Teleport® Microcatheter FDA-cleared. Available for sale in the U.S. ViperCross™ Support Catheter FDA-cleared. Available for sale in the U.S. Diamondback 360 Precision™ Coronary Orbital Atherectomy System Product is in development. Not available for sale. Next Gen Orbital Atherectomy System (Coronary and Peripheral) Product is in development. Not available for sale. Coronary Orbital Atherectomy System Guidance Platform Product is in development. Not available for sale. Coronary Orbital Atherectomy System Crown Extensions (1.0mm Piloting) Product is in development. Not available for sale. Coronary Antegrade/Retrograde Microcatheters Product is in development. Not available for sale. Coronary Dual Access Catheter Product is in development. Not available for sale. Coronary Guide Extension Catheter Product is in development. Not available for sale. Everolimus Drug Coated Balloon (Coronary and Peripheral) Product is in development. Not available for sale. Intravascular Lithotripsy (Coronary and Peripheral) Product is in development. Not available for sale. Thrombectomy Clot Retriever Product is in development. Not available for sale. Thrombectomy Aspiration Catheter Product is in development. Not available for sale. Next Gen WIRION® Embolic Protection System Product is in development. Not available for sale. Percutaneous Ventricular Assist Device (pVAD) Product is in development. Not available for sale.

Vision To eliminate cardiovascular disease as a barrier to living a full life by providing awareness and access to quality treatment. Mission Saving Limbs. Saving Lives. Every Day. Patient Centric and Customer Focused Cardiovascular Systems, Inc. 700,000 Over 700,000 patients worldwide successfully treated with OAS

CSI Board of Directors Sachin H. Jain, M.D. Director since 2021 Scott R. Ward Chairman, President & CEO Director since 2013 Kelvin Womack Director since 2020 Martha G. Aronson Director since 2017 Erik Paulsen Director since 2019 William Cohn, M.D. Director since 2015 Stephen Stenbeck Director since 2019 Augustine Lawlor Lead Independent Director Director since 2009

CSI Today 2 Manufacturing facilities (St. Paul, Minn. and Pearland, Texas) Serving patients in 31 Countries worldwide 750 Employees 100 Engineers and Scientists Over 300 U.S. Patents and Patents pending

Key Goals Analyst Day: 2018 Innovation Launch 20 New Products Global Expansion Deliver $25M - $50M in FY23 Grow the Core Business Achieve 10% growth in the core business

Grow and protect the core while we expand into larger and faster growing markets Focused Transformation Grow and protect Expand global OAS franchises Focused on our complex coronary and peripheral patient population Leveraging the capacity and competency of our U.S. sales channel Innovation to pursue larger and faster growing markets Broaden product portfolio beyond atherectomy

Highly differentiated and proprietary orbital atherectomy technology Grow and Protect Executing core growth initiatives, improving commercial execution and near-term product pipeline 01 Proven strategy to drive higher revenue per OAS procedure 02 Adoption of OAS internationally remains strong03

Strategy Expands Total Addressable U.S. Markets to $18.8B Innovation: Pursuing Larger and Faster Growing Markets $18.8B $9.2B TAM HEMODYNAMIC SUPPORT HR-PCI $9.6B $800M TAM PERIPHERAL & CORONARY DCB $8.8B $6.6B TAM THROMBECTOMY PAD & VTE $2.2B PERIPHERAL AND CORONARY OAS AND IVL

Financial Outlook Summary Long-term revenue growth fueled by execution of new platform development into large, high-growth markets 5 Year CAGR of 17% Significant investments in product development and clinical research Attractive and stable gross margins Long-term, sustainable profitability achieved with launch of platform products late in the plan period

Today’s Agenda 01 Grow & Protect Global OAS Franchises Scott Ward, Chairman, President & CEO 02 Expanding Product Portfolio Dramatically Increases TAM Matt Cambronne, Vice President, Research & Development 03 Growth Summary & Financial Projections Jeff Points, Chief Financial Officer 04 Closing Comments Scott Ward, Chairman, President & CEO 05 Q&A CSI Executive Team

CSI Leadership



Jeffrey S. Points
Chief Financial Officer

Joined CSI in 2007



Jeffrey W. Chambers, M.D.
Chief Medical Officer

Joined CSI in 2022



Matt Cambronne
Vice President, Research & Development

Joined CSI in 2007



Robert T. Beverly
Vice President & General Manager, Peripheral Sales

Rejoined CSI in 2021



Harrison T. Boyd II
Vice President & General Manager, Coronary Sales

Joined CSI in 2015



Christopher R. Volker
Vice President & General Manager, International

Joined CSI in 2014



Andrew P. O'Brien
Vice President, Information Technology

Joined CSI in 2022



John M. Hastings
Executive Vice President, Operations & Technology

Joined CSI in 2017



Stephen J. Rempe
Chief Human Resources Officer

Joined CSI in 2019



Alexander Rosenstein
General Counsel & Corporate Secretary

Joined CSI in 2014



Sandra M. Sedo
Chief Compliance Officer

Joined CSI in 2016



Jack E. Nielsen
Vice President, Investor Relations & Corporate Communications

Joined CSI in 2014

CSI. CARDIOVASCULAR SYSTEMS, INC.

Grow and Protect Core OAS Business Scott R. Ward Chairman, President and Chief Executive Officer

Core OAS Business

Orbital Atherectomy and Interventional Support Devices in the US and International markets



US PERIPHERAL

- **OAS devices:**
  Diamondback, Stealth, Exchangeable, Radial
- **ISDs**
  PTA balloons, wires, and catheters
- **Specialty ISDs**
  Wirion EPD

66%
FY22 Revenue: $155.3M
OAS: $149.7M
ISD: $5.6M

US CORONARY

- **OAS devices:**
  Diamondback with GlideAssist, Radial, Precision
- **ISDs**
  PTCA balloons, wires, and catheters
- **Specialty ISDs**
  ScoreFlex NC Scoring Balloon, Microcatheters for CTOs

27%
FY22 Revenue: $64.5M
OAS: $52.3M
ISD: $12.2M

INTERNATIONAL

- **OAS Device Sales in:**
  - Japan
  - Europe
  - Asia Pacific
  - Canada
  - ROW

7%
FY22 Revenue: $16.4M
OAS: $16.4M

CSI | CARDIOVASCULAR SYSTEMS, INC.

Leadership in medical evidence Durable patient outcomes Over 83,000 Patients Treated WW in FY22 OAS Has Transformed the Care of Complex Patients Best-in-class professional education Over 700,000 patients Treated with orbital atherectomy since 2007 Innovation Exceptional clinical support

Committed to Partnering with our Customers with the Highest Quality Products, Services and Relationships Excellence in Quality and Manufacturing Scalable and continuous COGS reductions (volume and materials costs) to protect OAS margins from ASP declines Manufacturing Initiatives Sourcing and Supply Chain Volume driven overhead leverage Labor productivity LEAN continuous improvement Material cost reductions Vertical Integration ~80% U.S. OAS Margins

US Commercial Sales

Customer Service and Relationships are a Core Competitive Advantage



US Sales Organization Summary

01 **Deep Clinical Acumen**
Case Support and Medical Education

02 **Long Tenure and Historically Low Turnover**
Durable Relationships Built on Successful Outcomes

03 **Exceptional Sales Leadership**
Peripheral and Coronary Franchise Leaders

04 **Comprehensive Sales Coverage: ~200 Sales Professionals**
Sales professional Dedicated to Peripheral, Coronary and Hybrid Territories

05 **Exceptional Clinical Support for all Sites of Service**
Clinical Specialists provide coverage for ~67% of cases

CSI. CARDIOVASCULAR SYSTEMS, INC.

Orbital Atherectomy for treating peripheral & coronary arterial disease Strong Fundamentals Large, underserved markets High unmet medical need and economic cost OAS is highly differentiated – over 200 patents Partnering with Customers to treat complex cases Robust medical evidence A patient is treated with a CSI device every ~6 min. ~125,000 Devices used to treat CAD patients since launch More than 7,400 Patients studied ~575,000 Devices used to treat PAD patients since launch

Leadership in Medical Evidence

Unprecedented Evidence in Treating Arterial Calcium

7,000+	~9,800	600+	325
Patients	Lesions	Physicians	Peer Reviewed Manuscripts

Trial		Size	Importance
Peripheral	LIBERTY 360° (3-year Data)	n=1,204	• "All-comers" trial, any treatment option • Nearly 700 Rutherford Class 4-6 patients enrolled
	OPTIMIZE (Enrollment Complete)	n=66	• OAS + DCB vs. DCB alone • Calcified below-the-knee lesions
	OASIS, CONFIRM series, TRUTH, CALCIUM 360, and COMPLIANCE 360	n=3,359	• High rates of procedural success and durability • Low adverse events/bail-out stenting
Coronary	ECLIPSE (Enrollment Began March 2017)	n=2,000	• Largest randomized trial to study coronary atherectomy for calcified coronary lesions • OAS + DES vs. angioplasty (including cutting/scoring balloons) + DES • ~1,850+ patients enrolled
	ORBIT II (3-year Data)	n=443	• High freedom from revascularization resulting in economic benefits[1,2]
	COAST (1-year Data)	n=100	• Supported approvals of Coronary OAS in U.S. and Japan • Japan commercialization began in FY18

CSI. CARDIOVASCULAR SYSTEMS, INC.

Robust Medical Evidence: Proven Performance

The Diamondback 360® Advantage for Calcified Coronary Artery Disease

Low rates of procedural complications across large study populations

Low Rates of Procedural Complications

Angiographic Complications[1,2,3]



25%
20%
15%
10%
5%
0%
<1% component angiographic complications in 2 real-world studies of ~1000 patients
3.4%
1.8%
0.9%
0.9%
0.7%
0.7%
0.8%
0.4%
0.0%
ORBIT II
Lee
Beohar
Perforation
Dissection
Slow flow/no reflow

1. Chambers J, et al. JACC Cardiovasc Interv. 2014;7(5):510-8.
2. Lee MS, et al. J Interv Cardiol. 2016;29(4):357–62.
3. Beohar N. Orbital Atherectomy for Treating De Novo Severely Calcified Coronary Lesions: A Tertiary Center Experience. Presented at TCT Connect 2020.

TLR rate of 3.4% at one year in the DES Subset

Sustained Clinical Performance

ORBIT II Target Lesion Revascularization[1,4,5,6]



DES Trial
ORBIT II BMS/DES*
ORBIT II DES Only**
Target Lesion Revascularization (TLR) (%)
16
14
12
10
8
6
4
2
0
1 Year
2 Years
3 Years

1.Chambers J, et al. JACC Cardiovasc Interv. 2014;7(5):510-8. 2020.4. Généreux P, et al. Catheter Cardiovasc Interv. 2016 Sep;88(3):369-77. 5. Lee M, et al, Cardiovasc Revasc Med. 2017 Jun;18(4):261-264. 6. Lee MS, et al. Coronary Orbital Atherectomy. 2018. P. Lanzer (ed.). Textbook of Catheter-Based Cardiovascular Interventions, https://doi.org/10.1007/978-3-319-55994-0_42. Based on literature search of coronary DES randomized control trials on file at CSI. Studies may not be directly comparable due to differences in trial design and patient population.

Consistently high rates of procedure success

Successful Stent Delivery and Deployment

Successful Stent Delivery[1,2,3]



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
97.7%
99.1%
100.0%
ORBIT II
Lee
Beohar
ORBIT II
Lee
Beohar

1.Chambers J, et al. JACC Cardiovasc Interv. 2014;7(5):510-8. 2. Lee MS, et al. J Interv Cardiol. 2016;29(4):357–62. 3. Beohar N. Orbital Atherectomy for Treating De Novo Severely Calcified Coronary Lesions: A Tertiary Center Experience. Presented at TCT Connect 2020.

CSI. | CARDIOVASCULAR SYSTEMS, INC.

LIBERTY 360 OAS Sub-analysis (n=503) High Freedom from TVR & Major Amputation at 3 Years 1. CSI Data on File 2. Giannopoulos S, et al. J Endovasc Ther. 2020;27(5):714-725 RC 2-3 RC 4-5 RC 6 RC 2-3 RC 4-5 RC 6 Freedom from TVR/ TLR at 3 Years1 Kaplan-Meier Estimate Freedom from Major Limb Amputation at 3 Years2 Kaplan-Meier Estimate 74.8% 67.2% 65.7% 100% 95.3% 88.6%

Evolving to Become a Broad-Based PAD Business Peripheral Executive Summary Innovation and Portfolio Advancement Accelerate Revenue per Procedure • Leveraging ISD portfolio, launching differentiated new products and providing case coverage Restore Growth in Core OAS Drive Market Expansion and OAS adoption • ~300,000 total atherectomy treatments in the U.S. today

Prevent Amputations by Accelerating Patient Access to Care Catalysts for Market Expansion and Growth Market Expansion Broaden Call Points Professional Education • Train 200 new customers per year • Offer advanced procedural training • CLI pathway education • Outcomes and efficiency optimization • Vascular Surgeon • Interventional Radiologist • High volume and complex cases • Critical Limb Ischemia • Improve commercial execution • Expand into the ATK mixed plaque market • Increase BTK and CLI adoption • DTC awareness and education Key Initiatives 160,000 PAD Amputations Annually Interventional cardiologist Best-in-Class

Reimbursement Continues to Stabilize

CMS 2023 proposed rules weighted average impact on CSI procedures increase by 1%

AMA CPT Code Restructure (OBL non-facility, Physician)

- LER codes are not on September CPT Panel Agenda. Delays push effective date to 2025 or beyond

CMS CY2023 Proposed Hospital Outpatient Payment (OPPS) Increase

- Peripheral average atherectomy procedure payments increase 6.25%
- Coronary average atherectomy procedure payments increase 6.0%

CMS CY2023 Proposed Physician Fee Schedule (PFS) Reduction

- Office Based Lab (OBL) average atherectomy procedure payments decrease 8.0%

CMS FY2023 Proposed Hospital Inpatient (IPPS) Payment Flat

- Peripheral average MS-DRG procedure payments increase 0.7%
- Coronary average MS-DRG procedure payments decrease 0.7%

CSI. CARDIOVASCULAR SYSTEMS, INC.

Strategy for building high volume OBL accounts focused on the care of complex PAD Customized Outpatient Resources – Comprehensive Resources to support high volume OBLs: Pricing Programs Inventory Management Consulting Product Portfolio Claim Assistance Patient Access to Care Clinical Support Professional Education Programs

Innovation and Portfolio Enhancement

Robust portfolio of options to treat multi-level peripheral disease

Full Leg Revascularization

Launched 2019



Exchangeable Series with GlideAssist®

Radial and Pedal Access

Launched 2018



Extended Length Orbital Atherectomy System

ATK Mixed Plaque

Launch 2023



2.0 Max Crown Mixed Plaque Device

Embolic Protection

Launch 2024



WIRION Embolic Protection Device



CSI | CARDIOVASCULAR SYSTEMS, INC.

Accelerate Revenue per Procedure

Leverage scale: 60,000 cases performed in FY22

- Deliver $400 of incremental revenue per procedure in FY27
- Full portfolio of ISDs: Jade, PTA Balloons, catheters and guidewires
- Enhanced opportunity for bundling and contracting with hospitals and GPOs
- Leverage presence and pull-through without significantly increasing selling costs

Full Portfolio of Balloons, Catheters and Guidewires

Launched 2019



ViperCath™ XC Radial Length

Launched 2019



Teleport® Microcatheter

Launched 2021



JADE® OTW and Sapphire® 1.0 mm Balloons

Launched 2022



ViperCross™ Support Catheter

Launched 2019



Zilient® Peripheral Guidewire

Launched 2021



JADE® OTW 200 cm Length for Radial Access

Launched 2022



Shepherd™ Peripheral Guidewire

Launch 2024



WIRION™ EPD

CSI. CARDIOVASCULAR SYSTEMS, INC.

Peripheral Growth Outlook ISD Growth Estimate: ~40% Core OAS Growth Estimate: Mid-Single Digits Strive to become a $230M business in FY27 Headwinds COVID Recovery: Staffing and Indirect Supply Chain Vulnerability Competitive Pressure OBL Reimbursement 60,000 Patients treated in FY22 Tailwinds Leveraging the Full Portfolio Accelerating Procedure Volumes Hospital Reimbursement

A trusted partner in the treatment of complex coronary artery disease Coronary Executive Summary Restore growth in Core OAS with focus on lesion segmentation Leverage imaging adoption to drive market expansion and vessel preparation with OAS Expansion of medical evidence with ECLIPSE Improve commercial execution and focus Accelerate ISD growth with differentiated new products for complex coronary procedures

Assuring orbital atherectomy is the treatment of choice for properly selected patients Lesion Segmentation Serving Unique Market Needs Treatment Algorithms Have Formed Balloon Crossable Concentric Short Focal Uniform Single Vessel Uncrossable Eccentric Long Diffuse Nodular Multivessel disease

Imaging leads to 28% increase in vessel preparation 1 Imaging: A Catalyst for Market Expansion and Growth Diagnosis Enables physicians to accurately identify calcium and calcium morphology for patient selection and case planning. Increasing Diamondback utilization Assessment Enables physicians and CSI team to confirm Diamondback performance Optimization Enables physicians to optimize lesion treatment, including stent sizing, expansion and strut apposition for durable PCI outcomes Best Practice Incorporating imaging and calcium assessment into OAS best practices Program Integration Develop imaging first approach to training Treatment Algorithms Partnering with customers to build lesion specific algorithms Clinical Expertise Customer engagement and support, deep clinical acumen Case Expertise IVUS/OCT acumen for case support through CSI and/or imaging companies Evidence Leverage emerging imaging data (e.g. ILUMIEN) and CSI OCT studies Case courtesy of Takashi Ashikaga, MD, Japanese Red Cross Musashino Hospital –Tokyo, Japan

Grow and Protect the Coronary Business Improve Commercial Execution and Focus Reinforce safety data, Versatility, Efficiency and Diamondback Advantage to Capture Cases Leverage Full Portfolio using ISDs, Lesion Targeting, Clinical Acumen and Advanced Techniques to Support Customers Professional education to increase capacity and expand competencies from Fellowship through Complex Case Training Increase focus on high volume centers treating complex disease while optimizing tools for best outcomes Drive imaging adoption for case identification, planning and optimization

Accelerate ISD Growth

Expanding the Coronary Complex Portfolio

- ISD Revenue Per OAS and Non-OAS Cases Driving Continued Growth
- Deliver $2,000 of incremental revenue per procedure in FY27
- Enhanced opportunity for bundling and contracting with hospitals and GPOs
- Leverage presence and pull-through without significantly increasing selling costs

Full Portfolio of Balloons, Catheters and Guidewires

Launched 2018



Sapphire II PRO 1.0-4.0 mm
Sapphire NC Plus 2.0-4.0 mm

Sapphire® Balloons

Launched 2021



Sapphire SC II PRO 1.0 mm OTW
Sapphire NC Plus 4.5-5.0 mm

Sapphire® Expansion

Launched 2022



Scoreflex® NC
Sapphire® NC24

Launched 2019



Teleport® Microcatheter

Launched 2019



ViperWire Advance® with Flex Tip

Launch 2023



Specialty catheters for chronic total occlusions

CSI | CARDIOVASCULAR SYSTEMS, INC.

Coronary Growth Outlook ISD Growth Estimate: Mid-20% Core OAS Growth Estimate: Mid-Single Digits Strive to become a $100M business in FY27 Headwinds COVID Recovery: Staffing and Indirect Supply Chain Vulnerability Competitive Pressure 14,000 Patients treated in FY22 Tailwinds Leveraging the Full Portfolio Increase Adoption of Imaging Emerging Medical evidence

Rapidly increasing scale in International markets International Executive Summary $1.8M $16.4M FY18 FY19 FY20 FY21 FY22 Focused on Established Market Opportunities in Coronary Commercial Execution Through Focused Distribution Network A large, underpenetrated market opportunity for OAS: 4.5 million OUS PVI and PCI procedures Successful Launches in Japan, EU and ROW Strong Growth in a Competitive Market

Commercial Execution

Focused on Coronary in Japan, EU and ROW

Key Drivers

- Focused KOL Engagement Strategies to build strong relationships, OAS faculty & advocates
- Invest in high-impact Market Development customized for select target markets
- Leverage global and regional Medical Evidence to advance adoption of CSI therapies
- Scalability – expand business capabilities/processes & leverage technologies to accelerate growth
- Product Portfolio – leverage CSI portfolio globally

Geographic Priorities

- Japan – become CAD atherectomy market leader
- Europe – CAD launch is keeping pace with the launch in Japan

Launch Totals			
	Cases	MD Cert	Accts
JAPAN	948	83	33
EU	1291	69	30

- Rest of World (ROW) – accelerate global expansion delivering through distributor channel

Longer Term Opportunities

- Japan PAD: 3rd largest International PAD market opportunity (~2/3rd the size of US CLI patient population)
- China – Address Pre Market clinical and regulatory requirements. Continue to evaluate market timing and opportunity
- China CAD: Largest global CAD market based on current PCI volume
- China PAD: Largest global PAD market opportunity (~3x size of US CLI patient population)

CSI. | CARDIOVASCULAR SYSTEMS, INC.

Significant Growth opportunity in International Markets International Growth Outlook Core OAS Growth Estimate: Mid-20% Strive to become a $50M business in FY27 Headwinds COVID Recovery: Staffing and Indirect Supply Chain Vulnerability Competitive Pressure Tailwinds Enter the China Market Emerging Medical Evidence Leveraging CSI Portfolio Globally 11,000 Patients treated in FY22

Core Business Growth Vectors

Orbital Atherectomy and Interventional Support Devices in the US and International markets



CORE BUSINESS FY27: ~$380M

- Organic Growth from sale of OAS devices in US and International Markets:
  - US Peripheral and Coronary OAS Growth: Mid-Single Digits
  - International OAS Growth: Mid-20%
- ISD Growth from the sale of distributed products in the US: ~30%

US PERIPHERAL FY27: ~$230M

- OAS devices:
  Diamondback, Stealth, Exchangeable, Radial
- ISDs
  PTA balloons, wires, and catheters
- Specialty ISDs
  Wirion EPD

US CORONARY FY27: ~$100M

- OAS devices:
  Diamondback with GlideAssist, Radial, Precision
- ISDs
  PTCA balloons, wires, and catheters
- Specialty ISDs
  ScoreFlex NC Scoring Balloon, Microcatheters for CTOs

INTERNATIONAL FY27: ~$50M

- OAS Device Sales in:
  - Japan
  - Europe
  - Asia Pacific
  - Canada
  - ROW

CSI. CARDIOVASCULAR SYSTEMS, INC.

Expanding Product Portfolio Dramatically Increases TAM Matt Cambronne Vice President, Research & Development

Strategy Expands Total Addressable U.S. Markets to $18.8B Diversification Accelerates Growth $18.8B $9.2B TAM HEMODYNAMIC SUPPORT HR-PCI $9.6B $800M TAM PERIPHERAL & CORONARY DCB $8.8B $6.6B TAM THROMBECTOMY PAD AND VTE $2.2B PERIPHERAL AND CORONARY OAS AND IVL

Product Portfolio Expands into New Segments



Product
FY22
FY23
FY24
FY25
FY26
FY27
Atherectomy + ISD
Orbital Atherectomy
2.00 Max Crown OAS
Next Generation Coronary
Interventional Support Devices
Coronary Scoring Balloon
CTO Toolkit
New Platforms
Thrombectomy
Peripheral Vascular
Expanded DV Indication
Pulmonary Embolism
Intravascular Lithotripsy
Peripheral
Coronary
Drug Coated Balloon
Peripheral
Coronary
Mechanical Circulatory Support
High Risk PCI



*Prototype products and components are depicted, actual commercial embodiments may vary

CSI | CARDIOVASCULAR SYSTEMS, INC.

New Atherectomy & ISD Products



2.00 Max Crown
Peripheral OAS
DIAMONDBACK 360
PRECISION
scoreflex
NC
CTO Toolkit

2.00 Max Crown Peripheral OAS

- 70-micron crown available on Stealth, Diamondback and Exchangeable platforms for treatment of mixed-plaque, above-the-knee lesions
- Currently in limited market release with full market release planned for Q2 FY23

Diamondback 360 Precision™ Coronary OAS*

- Modified drive shaft designed to improve 1:1 motion and result in more predictable handling and greater operational efficiency
- PMAs submitted to the FDA in Q4 FY22. Approval anticipated in Q3 FY23

OrbusNeich® Scoreflex® NC

- First non-compliant scoring balloon in the US. Highest rated burst pressure in the US. Intended for in-stent restenosis, mixed plaque, ostial and bifurcated lesions
- Initiated launch in Q3 FY22. Commercial performance has exceeded expectations since launch

CTO Toolkit*

- Toolkit portfolio containing Antegrade/Retrograde Microcatheters, Dual-Access Catheters and Guide Extension Catheters intended to assist in the treatment of complex coronary lesions
- 510(k) clearance and initial commercialization expected in Q4 FY23

*Product is not available for sale in the United States and/or in-development. Prototype products and components are depicted, actual commercial embodiments and names may vary.

CSI. CARDIOVASCULAR SYSTEMS, INC.

Thrombectomy

Venous ThromboEmbolism Deep Vein Thrombosis (DVT) Deep Vein Thrombosis (DVT) occurs when a blood clot forms in one or more deep veins, usually in the legs. When a clot formed in deep veins travels to the lungs and blocks the main pulmonary artery or its branches, it causes a Pulmonary Embolism (PE) Therapies used to treat DVT and PE include: Blood thinning medications Lytic treatments Aspiration Mechanical clot retrieval As clot ages it becomes more well-formed and harder to treat effectively with lytics and/or aspiration systems alone. As a result, the use of mechanical clot retrievers has grown considerably. Peripheral Arterial Thrombus also under consideration Pulmonary Embolism (PE)

US Thrombectomy Market Opportunity

Deep Vein Thrombosis (DVT)



FY22-FY27 Market Size


FY22
$110M Mech (~20% of Procedures)
FY27
$250M-$300M Mech (40%+ of Procedures)
Mechanical
Pump-based Aspiration
Catheter-directed thrombolysis

Mechanical = 20%+ CAGR

Pulmonary Embolism



FY22-FY27 Market Size


FY22
$220M Mech (~35% of Proc)
FY27
$425M-$475M Mech (~60% of Procedures)
Mechanical
Pump-based Aspiration
Catheter-directed thrombolysis

Mechanical = ~15% CAGR

Analyst Estimates, Company Estimates

CSI. CARDIOVASCULAR SYSTEMS, INC.

Thrombectomy System

Product & Indications

- System consists of a mechanical clot retrieval device and aspiration catheter
- Initial indication for removal of thrombus from peripheral vessels
- Peripheral vascular indication will expand to DVT indication following post-market trial
- Indication to treat pulmonary embolism follows pre-market clinical trial

Aspiration Configurations

PE = Pulmonary Embolism | PV = Peripheral Vascular

	12F	16F	20F	24F
Application	PE, PV	PE, PV	PE	PE
Configuration	Straight, 45° Curve	Straight, 30° Curve	Straight, 20° Curve	Straight, 10° Curve


Aspiration Catheter System


Clot Retriever System

INNOVA VASCULAR
INNOVATORS IN VASCULAR TECHNOLOGIES



Retriever Devices in 10mm and 14mm Configurations

*Product is in development and not approved for sale in the United States. Safety and effectiveness have not been established. Prototype products and components are depicted, actual commercial embodiments and names may vary.

CSI | CARDIOVASCULAR SYSTEMS, INC.

Competitive Advantage Removed Simulated Soft Clot Aspiration Catheter • Low-profile, navigable design with atraumatic tip • Sizes and curves shapes will address needs across the spectrum of PE and peripheral vascular anatomy Mechanical Retriever • Laser-cut retrieval basket designed for optimizing clot capture • Radiopaque marker bands to enable excellent fluoroscopic visibility • Basket sizes designed to cover the spectrum of PE and peripheral vascular anatomy CSI • Large experienced peripheral sales force already calling on interventional cardiologists, interventional radiologists and vascular surgeons • System is complimentary to existing portfolio of atherectomy, balloons, wires and catheters Product is in development and not approved for sale in the United States. Safety and effectiveness have not been established. Prototype products and components are depicted, actual commercial embodiments and names may vary. Under the terms of the agreements signed with Innova, CSI has provided financing to Innova for the development of the thrombectomy devices. Under an acquisition option agreement, upon Innova’s completion of key technical, regulatory and clinical milestones in the development program, CSI will have exclusive rights to acquire the thrombectomy devices, subject to the satisfaction of closing conditions set forth in the agreement. Removed Simulated Firm Clot

Clinical / Regulatory Strategy

Preliminary Study Designs			
Indication	N	Design	Endpoints
DVT	~130	Single Arm, Prospective, Post-Market Study	• Acute Thrombus Removal • Adverse Events/PTS Severity @ 30 days
PE	~120	Single Arm, Prospective Multicenter Pivotal Study	• Percent reduction in RVLV ratio @ 48 hours post-procedure • Adverse Events @ 48 hours

Regulatory Pathway

- Peripheral Vascular – Traditional 510(k)
- Deep Vein Thrombosis –510(k) with post-market study
- Pulmonary Embolism –510(k) with pre-market study

Product	FY22	FY23	FY24	FY25	FY26	FY27
Peripheral Vascular	Product Development & 510(k)	Product Development & 510(k)				
Expanded DV Indication			Post-Market Study & 510(k)	Post-Market Study & 510(k)		
Pulmonary Embolism			Pre-Market Trial & 510(k)	Pre-Market Trial & 510(k)		

CSI. CARDIOVASCULAR SYSTEMS, INC.

Intravascular Lithotripsy

Intravascular Lithotripsy The technology has since been miniaturized and used in a variety of catheter-based interventions, including treatment of calcified peripheral and coronary arteries High-energy waves including shockwaves have been used in the body for decades for diverse therapeutic uses in the fields of urology, ophthalmology and orthopedics CSI Intravascular Lithotripsy and Atherectomy both have a role to play in the treatment of calcific artery disease CSI Atherectomy CSI IVL • Longer, diffuse disease • Nodular or eccentric calcium • Difficult to cross lesions • Less diffuse disease • Circumferential calcium • Balloon crossable lesions Circumferential calcium Eccentric or nodular calcium Images courtesy of Takashi Ashikaga MD, Japanese Red Cross Musashino Hospital – Tokyo Japan *Product is in development and not approved for sale in the United States. Safety and effectiveness have not been established.

US IVL Market Opportunity

Peripheral IVL



FY22-FY27 Market Size


FY22
~$80M PAD (~80% ATK)
FY27
$150M-200M Total PAD (~75% ATK)
ATK/Iliac
BTK

15%+ CAGR

Coronary IVL



FY22-FY27 Market Size


FY22
~$215M
FY27
$600M-700M+
Coronary

20%+ CAGR

Analyst Estimates. Company Estimates

CSI | CARDIOVASCULAR SYSTEMS, INC.

IVL System Balloon Configurations Coronary Peripheral ATK/Iliac Peripheral BTK Lengths 12 mm 20 mm 60 mm 40 mm Diameter 2.5 – 4.0 mm 4.0 – 8.0 mm 2.5 – 5.0 mm Guidewire Config RX OTW OTW Product & Indications System consists of a console-based generator, connector and portfolio of catheters Three balloon portfolio configurations to be commercialized: • Coronary • Peripheral – Above-The-Knee including the iliac • Peripheral – Below-The-Knee *Product is in development and not approved for sale in the United States. Safety and effectiveness have not been established. Prototype products and components are depicted, actual commercial embodiments and names may vary.

Competitive Advantage Electrode test in fluid bath Product design targets • Improved crossing profile • Enhanced deliverability • Wider range of balloon sizes • Greater number of pulses per catheter for more efficient treatment • Simplified system set-up • Improved balloon durability CSI • Large and experienced sales force already selling into coronary and peripheral IVL call points • IVL positions CSI as the only company with the full suite of products to treat the entire range of calcified disease *Product is in development and not approved for sale in the United States. Safety and effectiveness have not been established. Prototype products and components are depicted, actual commercial embodiments and names may vary.

IVL Clinical/Regulatory Strategy

Preliminary Study Designs

Indication	N	Design	Endpoints
Peripheral (ATK & BTK)	~120	Multi-center, Prospective Single-arm	• Freedom from MAEs at 30 days • Angiographic success (i.e., residual stenosis <50% per core lab)
Coronary	~400	Multi-center, Prospective	• Freedom from MACE at 30 days • Angiographic success (i.e., residual stenosis <50% per core lab)

US Regulatory Pathway

- Peripheral ATK/Iliac/BTK – Pre-market prospective study with Traditional 510(k)
- Coronary – Pre-market prospective study with PMA

Product	FY22	FY23	FY24	FY25	FY26	FY27
Peripheral (ATK/BTK)	Product Development & IDE Submissions (FY22–FY23)					
			Pre-Market Trial & 510(k) (FY24–FY25)			
Coronary	Product Development & IDE Submissions (FY22–FY23)					
			Pre-Market Trial & PMA (FY24–FY26)			

CSI | CARDIOVASCULAR SYSTEMS, INC.

Drug Coated Balloons

US Drug Coated Balloon Market Opportunity

Peripheral DCB



FY22-FY27 Market Size



FY22
~$200M
FY27
$350M-$400M
Peripheral ATK DCB

~15% CAGR

Coronary DCB



FY22-FY27 Market Size



FY22
$0M
FY27
$150M-$200M
Coronary ISR DCB

60%+ CAGR (FY24-FY27)

Analyst Estimates, Company Estimates

CSI. CARDIOVASCULAR SYSTEMS, INC.

Drug Coated Balloons



Image provided by Chansu Vascular Technologies

US Regulatory Pathway

- Peripheral DCB: 75 patient EU feasibility study (underway), followed by a pivotal study and PMA
- Coronary: 50 patient EU feasibility study (enrollment complete), followed by a pivotal study and PMA

Product & Indications

- A portfolio of Everolimus coated balloons intended to treat coronary and peripheral arterial disease
- Initial coronary indication will be for the treatment of in-stent restenotic (ISR) lesions
- Initial peripheral indication will be for the treatment of lesions in above-the-knee femoropopliteal arteries

Competitive Advantage

- Expect to be one of the first limus-based DCBs to the US market
- Everolimus has been proven as an effective anti-restenotic drug over the last two decades in coronary stent applications
- Polymer Free: direct drug delivery to tissue without the use of polymers or nanoparticles, which may increase risk of late-stage thrombosis
- Strong fit into existing coronary and peripheral sales channel

Product	FY22	FY23	FY24	FY25	FY26	FY27
CAD First-in Human	FIH Study & Follow-up					
CAD Pivotal & PMA			IDE Submission, Pivotal Study and PMA			
PAD First-in Human	FIH Study & Follow-up					
PAD Pivotal & PMA			IDE Submission, Pivotal Study and PMA			

Product is under investigation and not approved for sale in the United States. Safety and effectiveness have not been established. Prototype products and components are depicted, actual commercial embodiments and names may vary.

Under the terms of the agreements signed with CVT, CSI is providing milestone-based financing to CVT for the development of the drug-coated balloons. Under an acquisition option agreement, upon CVT's completion of key technical and clinical milestones in the development program, CSI will have exclusive rights and obligations to acquire CVT, subject to the satisfaction of closing conditions set forth in the agreement.

CSI. CARDIOVASCULAR SYSTEMS, INC.

Mechanical Circulatory Support

US High Risk PCI Support Market Opportunity

High Risk PCI Mechanical Circulatory Support



FY22-FY27 Market Size



FY22
~$340M
FY27
$675M-$750M
High Risk PCI pVAD

15%+ CAGR

United States



Coronary Artery Disease[1]
16.7 Million
Net Incident (ACS)[1] 1.4 Million, annually
Annual PCI procedures (excludes CABG) [2]
~1 Million
Addressable Market[3]
400k+
Est. Procedures
FY22
~14k
Major Opportunity for
Market Development

Analyst Estimates, Company Estimates

1. AHA Heart Disease and Stroke Statistics – 2021 Update
2. Analyst, Company Estimates
3. Company Estimates, Competitive Intelligence

CSI | CARDIOVASCULAR SYSTEMS, INC.

Mechanical Circulatory Support (MCS) Product & Indications • System consists of a disposable micro-axial flow pump catheter and controller, a reusable console, a custom delivery guide wire and a custom introducer kit • Initial indication and use in high-risk PCI procedures to support left ventricular function during the intervention Competitive Advantage • Platform to balance optimal cardiac support with a low- profile catheter and easy-to-use, lower cost system • Designed for greater perfusion over the entire cardiac cycle, including during diastolic coronary artery filling phase • MCS to complement CSI’s focus on complex coronary disease and leverage our existing sales channel and call points US Regulatory Pathway • Anticipate a 15-30 patient US EFS clinical study to freeze the system design followed by a pivotal trial to support a PMA approval Product FY22 FY23 FY24 FY25 FY26 FY27 First-in-Human US Early Feasibility Study Pivotal Trial & PMA FIH Study IDE Submission & EFS IDE Submission, Pivotal Trial & PMA *Product is in development and not approved for sale in the United States. Safety and effectiveness have not been established. Prototype products and components are depicted, actual commercial embodiments and names may vary.

CSI Product Portfolio

Focused on Complex Cardiovascular Disease

Complex Peripheral Disease

- Diamondback & Stealth
- Diamondback - Exchangeable Series
- 2.0 Max Crown - Mixed Plaque Device
- Viperwire and Zilient Guidewires
- JADE PTA Balloons
- Vipercath XC, ViperCross & Teleport Catheters
- WIRION EPD
- Peripheral IVL Balloons
- Peripheral Everolimus DCB
- Thrombectomy: Aspiration Catheters and Clot Retrievers
- Digital PAD Patient Management



Complex Coronary Disease

- Diamondback with Glide Assist
- Viperwire Advance with Flex Tip
- Sapphire 1.0mm and PTCA Balloons
- Teleport Microcatheter
- Scoreflex NC Scoring Balloons
- CTO Catheter Portfolio
- Coronary IVL Balloons
- Coronary Everolimus DCB
- Mechanical Circulatory Support for High-Risk PCI

CSI. CARDIOVASCULAR SYSTEMS, INC.

Growth Summary & Financial Projections Jeffrey S. Points Chief Financial Officer

Financial Outlook Summary Long-term revenue growth (5 Yr CAGR of 17%) primarily fueled by execution of pipeline products into very large, high-growth markets Attractive gross margins • OAS • ISDs & International • Pipeline Significant investments in product development and clinical research Long-term, sustainable profitability achieved with launch of pipeline products late in the plan period

Key Investments Fuel Revenue Growth Investments in growth platforms… 65% 27% 8% FY23 43% 21% 9% 27% FY27 Global Base Business Peripheral Coronary International New Platform Products Revenue Contribution 57% 25% 10% 8% FY25 FY23 FY25 FY27 Revenue $255M - $265M $325M - $350M $500M - $550M CAGR (at midpoint) N/A 3 Yr ~ 13% 5 Yr ~17% Gross Margin 72% - 74% 72% - 74% Improving Net Income (Loss) (9%) - (11%) (3%) – (5%) Profitable Adj. EBITDA 1% - (1%) Positive Positive

Investing In Large, High-Growth Markets Targeting large, high growth markets fuels ~17% 5 Yr CAGR $0 $100 $200 $300 $400 $500 $600 FY23 FY25 FY27 High Growth Moderate Growth Lower Growth Drug Coated Balloons Intravascular Lithotripsy Thrombectomy Mechanical Circulatory Support International Atherectomy Balloons Microcatheters Embolic Protection Peripheral Atherectomy Coronary Atherectomy $255M - $265M 8% - 12% Growth $325M - $350M CAGR ~13% $500M - $550M CAGR ~17%

Long Range Outlook: Key Assumptions Outlook Assumes: Inflation normalizes in FY23 Platform product revenues in U.S. only Outlook Does Not Assume: COVID and related impacts A global recession Reimbursement changes New M&A activity

Gross Margin TailwindsHeadwinds Impact of inflation on component and freight costs Modest ASP declines Increased mix of lower margin ISDs and International revenue Direct OAS cost reduction programs Increasing volumes New platform products include higher margin profile

Research & Development Significant investments range from 14% - 17% of revenue TailwindsHeadwinds Investments in clinical trials related to new platform products and geographic markets Higher mechanical circulatory support development costs Outsourcing development costs for new platform products Completion of ECLIPSE patient enrollment expected in FY23

SG&A Incremental leverage drives SG&A spend down to approximately 55% of revenue in FY27 TailwindsHeadwinds Increased costs associated with several major product launches New sales channel for Pulmonary Embolism Thrombectomy product Improved sales rep productivity with new product launches Increased revenue per case with ISD launches and adoption

Capital Allocation Strong balance sheet with no long-term debt Disciplined organization focused on prioritizing and managing spending New platform product transactions begin H2 FY23 Strong banking relationships Current cash position of $160 million provides resources necessary to fund new platform product development and clinical research

Financial Outlook Summary Long-term revenue growth (5 Yr CAGR of 17%) primarily fueled by execution of pipeline products into very large, high-growth markets Attractive gross margins • OAS • ISDs & International • Pipeline Significant investments in product development and clinical research Long-term, sustainable profitability achieved upon launch of pipeline products late in the plan period

Capital Markets Day – August 3, 2022 Closing Comments Scott R. Ward Chairman, President & Chief Executive Officer

79 • Leadership in Atherectomy • Sequential momentum, improving commercial execution & competitiveness • Organic growth & globalization • Rapid growth in ISD sales • New products: 2.0 Max, ScoreFlex and the CTO Toolkit • Core competence in Quality, Manufacturing, R&D and Commercialization • Grow and protect the global OAS franchise • Sustain double-digit core business growth • Continue to gain leverage with increased revenue per procedure and growth in ISD sales • New products and platforms: WIRION EPD, Thrombectomy for DVT & PE, IVL for PAD • Expand medical evidence with ECLIPSE • Invest in Sales channel for pulmonary embolism and pipeline R&D programs • A scaled, leading platform in complex cardiovascular medicine • Sustain double-digit core business growth • Global presence poised for future pipeline launches • ISD sales reach $2,000 per procedure in coronary and $400 in peripheral • New platform products: IVL for coronary, DCB for coronary and peripheral, mechanical circulatory support • Sustained profitability with launch of platform products Key Milestones and Success Factors Fiscal Year 23 Fiscal Year 24 – 25 Fiscal Year 26 – 27

Transformation Drives Accelerating Growth $- $100 $200 $300 $400 $500 $600 FY22A FY27E New PlatformsInternationalU.S. Coronary FranchiseU.S. Peripheral Franchise $ in millions $500M - $550M CAGR ~17%

Key Investment Merits



Restore revenue growth and deliver key milestones in FY23

- Strong sequential growth and momentum in our Core OAS business
- Improving commercial execution and focus
- New products: 2.0 Max Crown, ScoreFlex NC and the CTO Toolkit
- Driving higher revenue per OAS procedure
- Strong adoption of OAS in key markets worldwide
- Significant R&D and clinical milestones scheduled for completion in FY23

New product platforms dramatically expand future TAM

- Total addressable market expands nearly ten-fold over five years
- Thrombectomy, IVL balloons, drug coated balloons and mechanical circulatory support

CSI. | CARDIOVASCULAR SYSTEMS, INC.

Meeting the Needs of our Key Stakeholders Cardiovascular Systems, Inc. Guided by our Mission Focused on complex peripheral and coronary artery disease Expanding TAM nearly ten-fold with new product platforms Financially strong with the team and talent to win Serving Over 250,000 Patients with $500-$550 Million by FY27

Capital Markets Day – August 3, 2022 Q&A Session CSI Executive Team

CSI®, Diamondback®, Diamondback 360®, GlideAssist®, Stealth 360®, Take a Stand Against Amputation®, ViperWire®, ViperWire Advance®, Wirion®, Zilient®, Diamondback 360 Precision™, Propel™, Shepherd™, ViperCath™ ViperCross™ and COR™ are trademarks of Cardiovascular Systems, Inc.

© 2022 Cardiovascular Systems, Inc.

OrbusNeich®, Sapphire®, Jade®, Teleport® and Scoreflex® are trademarks of OrbusNeich Medical, Inc. Sapphire®, Jade®, Teleport® and Scoreflex® products are manufactured by OrbusNeich.

All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners.

CARDIOVASCULAR SYSTEMS, INC.